Exhibit 10.6

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

among

GLOBAL POWER EQUIPMENT GROUP INC.

and

THE INVESTORS PARTY HERETO

Dated as of January 22, 2008

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as January 22, 2008 (this “Agreement”), by and among Global Power Equipment Group Inc., a Delaware corporation (the “Company”), and the parties identified as “Investors” on the signature pages hereof and any parties identified on the signature pages of any joinder agreements executed and delivered pursuant to Section 4.2 of this Agreement.

WHEREAS, the Company and the Investors desire to provide for certain matters relating to the rights of the Investors in respect of their ownership of Shares (as defined below);

NOW THEREFORE, in consideration of the foregoing and of their mutual covenants set forth in this Agreement, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Advice” shall have the meaning set forth in Section 2.2 of this Agreement.

“Agreement” shall have the meaning as set forth in the Preamble of this Agreement.

“Backstop Stock Purchase Agreement” shall mean the Backstop Stock Purchase Agreement among the Company and each of the Backstop Purchasers therein, dated as of October 23, 2007.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” shall have the meaning as set forth in the Preamble of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

“Investors” shall have the meaning as set forth in the Preamble and shall include any permitted transferees of such Investors that become a party by executing a joinder agreement to this Agreement; provided, however, that no Person shall become an Investor solely as a result of an acquisition of Shares (or rights or warrants to subscribe for or otherwise purchase such Shares) from an Investor in a transaction pursuant to a registration statement under the Securities Act or pursuant to Rule 144 (or any similar provision then in force) under the Securities Act. Any Person shall cease to be an Investor at such time as he no longer holds any Registrable Securities (assuming exercise of all Warrants held by such Person).

“Losses” shall have the meaning set forth in Section 3.1 of this Agreement.

“NASD” means the meaning as set forth in Section 2.2(g) of this Agreement.

“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggyback Registration” shall have the meaning as set forth in Section 2.1(a) of this Agreement.

“Registrable Securities” means any Common Stock held by an Investor and any Common Stock issuable upon conversion of any Warrants held by an Investor. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement, (ii) such securities have been transferred to a Person to whom the rights under this Agreement are not assigned in accordance with this Agreement, (iii) such securities are sold or transferred in accordance with the provisions of Rule 144 under the Securities Act or (iv) all of the Registrable Securities held by the Investor are immediately salable under Rule 144 under the Securities Act in a single transaction.

“Registration and Registrations” shall have the meanings as set forth in Section 2.2 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

“Shares” means shares of Common Stock.

“Warrant” shall mean the warrants to purchase Common Stock issued to the Backstop Purchasers pursuant to the Backstop Stock Purchase Agreement.

ARTICLE II

REGISTRATION AND RELATED RIGHTS

Section 2.1. Piggyback Registration.

(a) Right to Piggyback. If at any time, the Company proposes to register any of its Common Stock under the Securities Act in connection with the offering of such Common Stock (except pursuant to a registration statement filed on Form S-4 or on Form S-8 or such other forms as shall be prescribed under the Securities Act for the same purposes) whether or not for sale for its own account (a “Piggyback Registration”), the Company shall provide written notice to each Investor of its intention to do so at least 30 days prior to the anticipated filing date. Upon the written request of any Investor given within 20 days after the providing of any such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Registrable Securities held by such Investor that have been so requested to be registered, subject to the provisions of subsection 2.1(c) and Section 2.2.

(b) Selection of Underwriters. If the Company in its sole discretion decides a Piggyback Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Piggyback Registration.

(c) Priority on Piggyback Registrations. If the managing underwriter or underwriters of a Piggyback Registration advises or advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Piggyback Registration exceeds the number which can be sold, or adversely affects the price at which the securities are to be sold in such offering (other than in de minimis amounts), the Company will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in such offering and which will not adversely affect the price thereof (other than in de minimis amounts). Subject to Section 4.10, the Registrable Securities so included in such Piggyback Registration shall be apportioned (i) first, up to the full amount of shares of Common Stock that the Company proposes to sell or that any other Person has requested be sold upon demand, (ii) second, subject to Section 2.10 of the Registration Rights Agreement, dated as of May 7, 2001, by and among the Company and the other parties thereto, up to the full amount of Registrable Securities requested to be included by the Investors, allocated among the Investors on a pro rata basis according to the total amount of Registrable Securities requested for inclusion by said Investors, or in such other proportions as shall mutually be agreed to among such Investors and (iii) third, up to the full amount of shares of Common Stock requested to be included by any other holder of securities of the Company.

(d) Withdrawal by the Company. If, at any time after giving written notice of its intention to register any of its securities as set forth herein and prior to the effect of a registration statement filed in connection with such Registration, the Company’s Board of Directors shall determine in its good faith judgment for any reason not to register securities, the Company may, at its election, give written notice of such determination to each Investor and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith as provided herein).

Section 2.2. Registration Procedures. It shall be a condition precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article II that the Investors requesting inclusion in any Piggyback Registration (each, a “Registration,” and collectively, the “Registrations”) shall furnish to the Company such information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this Article II as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. With respect to any request by an Investor for Registration that includes Registrable Securities held by an Investor, the Company shall, subject to the provisions of this Section 2.2, as expeditiously as practicable:

(a) prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission and use its reasonable efforts to cause such registration statement to become effective;

(b) immediately notify each Investor participating in the Registration and, if applicable, any underwriter or underwriters of the Registrable Securities covered by the Registration of any stop order threatened or issued by the Commission and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c) notify each Investor, of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement, and any documents required to be incorporated by reference therein, as may be necessary to keep the registration statement effective until the distribution of Registrable Securities shall have been completed or until the expiration of 90 days (or such longer period as the Company may decide) after the effective date, whichever is earlier; cause the prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act (or any successor rule); and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(d) furnish to the Investors participating in the Registration and, if applicable, to the underwriter or underwriters of the Registrable Securities covered by the Registration such number of copies of the registration statement and any post-effective amendment thereto, the prospectus (including each preliminary prospectus and any amendments or supplements thereto), any exhibits or documents incorporated by reference in the foregoing items and such other documents as such Investors or underwriter or underwriters, if any, may reasonably request in order to facilitate the disposition of the securities being sold by the Investors;

(e) on or prior to the date on which the registration statement is declared effective, use its reasonable efforts to register or qualify, and cooperate with the Investors, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as such Investors or managing underwriter or underwriters, if any, may reasonably request (considering the nature or size of the offering and the expense and time involved in such qualification or registration), and to do any and all other reasonable acts or things which may be necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

(f) notify each Investor participating in the Registration and, if applicable, the underwriter or underwriters of the Registrable Securities covered by the Registration, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

(g) use its reasonable efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such governmental agencies or authorities within the United States, including, without limitation, the National Association of Securities Dealers, Inc. (the “NASD”), as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(h) use its reasonable efforts to cause the Registrable Securities covered by the registration statement to be listed or quoted (as the case may be) on any national securities exchange or automated quotation system on which any Common Stock is listed or quoted, and to provide a transfer agent and registrar for such securities covered by such registration statement no later than the effective date of such registration statement;

(i) enter into such customary agreements (including an underwriting agreement in customary form) reasonably satisfactory to the Company and take all other actions in connection with those agreements as the Investors participating in the Registration and, if applicable, the underwriter or underwriters of the Registrable Securities covered by the Registration, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

(j) give each Investor who holds Registrable Securities registered under such registration statement, the underwriter or underwriters, if any, and their respective counsel and accountants, (i) the timely and reasonable opportunity to participate in the preparation by reviewing and commenting on such registration statement and each amendment or supplement to the registration statement with respect to (A) any information pertaining solely to such Investor and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement, amendment or supplement and (B) any other part of such registration statement to the extent consistent with any investigation described in this Section 2.2(j)(iii) and the Company shall consider such comments in good faith prior to any such filing, (ii) each prospectus included therein or filed with the Commission and (iii) such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary or advisable, in the opinion of each of such Investors and such underwriters’ respective counsel, to conduct appropriate due diligence as contemplated by the Securities Act;

(k) use its reasonable efforts to provide to the underwriters, if any, with legal opinions and “cold comfort” letters in customary form and substance as the underwriter or underwriters of the Registrable Securities covered by the Registration reasonably request; and

(l) use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement.

The Investors, upon receipt of any notice from the Company that the prospectus prepared pursuant to the terms hereof contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, will forthwith discontinue disposition of the Registrable Securities until the Investors receive copies of a supplemented or amended prospectus or until they are advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and have received copies of any supplemented or amended prospectus, and, if so directed by the Company, each Investor shall, or shall request the managing underwriter or underwriters, if any to, deliver to the Company all copies, other than permanent file copies then in such Investor’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsection (c) of this Section 2.2 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each Investor covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by the immediately preceding sentence or the Advice.

Section 2.3. Registration Expenses. Except where this Agreement specifies otherwise, in the case of any Registration, the Company shall bear all reasonable expenses in connection with its obligations in connection therewith, including the expenses of preparing any registration statement, commission and state “blue sky” filing, registration and qualification fees and expenses (including reasonable fees and reasonable expenses of counsel in connection with blue sky surveys), fees and expenses associated with filings required to be made with the NASD, fees and expenses of counsel for the Company, reasonable fees and reasonable expenses of one firm of counsel for all the Investors and of one firm of independent public accountants (including the reasonable cost of providing any legal opinions or “cold comfort” letters), and all printing costs and reasonable expenses; provided, however, that the Company shall not be responsible for the underwriting discounts and commissions or placement fees of underwriters directly attributable to the Registrable Securities included in such Registration.

Section 2.4. Participation in Registration. No Investor may participate in any Registration hereunder unless such Investor (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements, lock-up agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements. Nothing in this Section 2.4 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth in this Article II.

Section 2.5. Specific Performance. The parties agree that the recovery of damages may not be an adequate remedy for the breach of the covenants of the Company contained in this Article II and, accordingly, agree that the Investors shall be entitled to seek specific performance of the obligations contained herein.

ARTICLE III

INDEMNIFICATION AND CONTRIBUTION

Section 3.1. Indemnification by the Company. In connection with any registration statement filed to effect a Registration pursuant to this Agreement, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Investor that is a holder of Registrable Securities participating in such a Registration hereunder, its officers, directors, employees, partners and Affiliates, each underwriter, if any, of such Registrable Securities and each Person controlling (within the meaning of the Securities Act) such Investor or underwriter against all losses, claims, damages, liabilities and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, or any claim whatsoever) (“Losses”), which arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or by any untrue or alleged untrue statement of a material fact included in any prospectus forming a part of such registration statement or preliminary prospectus or final prospectus, or any amendment or supplement thereof or any omission or alleged omission of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Investor or underwriter or its representative with respect to such Person expressly for use therein) or any violation by the Company of any rule or regulation promulgated pursuant to any federal, state or common law rule or regulation including, without limitation, the Securities Act, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. Such indemnity shall be effective notwithstanding any investigation made by or on behalf of any Investor or any such officer, director, partner, employee, or controlling person and shall survive any transfer by the same of the Registrable Securities.

Section 3.2. Indemnification by Investors. In connection with any registration statement filed pursuant to this Agreement to effect a Registration, each Investor that is a holder of Registrable Securities participating in such Registration agrees, severally and not jointly, to (and, as a condition precedent to the filing of such registration statement, the Company may require an undertaking reasonably satisfactory to it from each such participating Investor and from any prospective underwriter therefor agreeing to) indemnify, to the fullest extent permitted by law, the Company, each officer of the Company who signs the registration statement, each director of the Company and each Person who controls (within the meaning of the Securities Act) the Company, against any Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or by any untrue or alleged untrue statement of a material fact included in any prospectus forming a part of such registration statement or preliminary prospectus or final prospectus, or any amendment or supplement thereof or any omission or alleged omission of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Investor so furnished in writing to the Company by such Investor or its representative expressly for use therein; provided, however, that no such Investor shall be responsible for Losses in excess of the net proceeds to be received by such Investor from the sale of Registrable Securities covered by the applicable registration statement. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer-managers and similar securities/industry professionals participating in the distribution as set forth in the customary underwriting agreement or engagement agreements with respect thereto.

Section 3.3. Conduct of Indemnification Proceedings. Each Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (x) the indemnifying party has agreed in writing to pay such fees and expenses, (y) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such Person or (z) in the reasonable judgment of such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); provided, further, that an indemnifying party who is not entitled to, or elects not to, assume the defense of a claim on behalf of all indemnified parties shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties. If the indemnifying party assumes the defense, or is not, pursuant to clause (z) above, entitled to assume the defense, it shall not be subject to any liability for any settlement or compromise made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). No indemnifying party will be permitted to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect to such claim or litigation. In addition, without the consent of the indemnified party (which consent will not be unreasonably withheld), no indemnifying party will be permitted to consent to entry of any judgment or enter into any settlement which provides for any action on the part of the indemnified party other than the payment of money damages which are to be paid in full by the indemnifying party. Likewise, no indemnified party may enter into any settlement without the consent of the indemnifying party. If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel in contesting any claim that the indemnifying party elects to contest.

Section 3.4. Contribution. If the indemnification provided for in this Article III from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and such indemnified party, on the other hand, or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits received by and fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefit shall be determined by reference to, among other things, the amount of net proceeds received by each party from the offering to which such contribution relates. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, without limitation, any legal or other fees, costs or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding anything to the contrary in the foregoing, no Investor shall be responsible for Losses in excess of the net proceeds to be received by such Investor from the sale of Registrable Securities covered by such registration statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors to contribute in this Section 3.4 are several in proportion to the net proceeds received from the sale of Registrable Securities by each such Investor and not joint.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party such party at its address or facsimile number set forth on: (x) the signature page hereof, with respect to the Company, (b) Schedule A hereto, with respect to the Investors, (c) the signature page of any joinder agreement executed and delivered pursuant to Section 4.2 of this Agreement or (d) such other address or facsimile number as such party may hereafter specify for the purpose by notice to the party sending the communication. Each such notice, request or other communication shall be effective (w) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and receipt is confirmed, (x) if given by mail, three (3) business days after such communication is deposited in the mail registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, (y) if given by an overnight delivery service, one (1) business day after such communication is deposited with a reputable, overnight delivery service, postage or delivery charges prepaid, addressed as aforesaid, or (z) if given by any other means, when delivered at the address specified in this Section 4.1.

Section 4.2. Additional Parties. Only Persons (other than the initial signatories hereto) that execute a joinder agreement in the form of Exhibit A shall be deemed to be Investors. Except to the extent limited in any other joinder agreement, each Person that so becomes an Investor after the date hereof shall be entitled to all rights and privileges of an Investor as if such Investor had been an original signatory to this Agreement.

Section 4.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and Investors holding Registrable Securities that, in the aggregate, represent at least 66.67% of the Registrable Securities held by Investors, so long as the effect thereof will be that the consenting Investors will not be treated more favorably than all other Investors. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon each Investor, each future Investor and the Company. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Investors who have not previously consented thereto in writing.

Section 4.4. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no assignment of rights of an Investor under this Agreement will be valid unless made in connection with a contemporaneous transfer of Registrable Securities or Warrants convertible into Registrable Securities; provided, further, that upon any such assignment, the assignee shall comply with Section 4.2 hereof. The Company may not assign or otherwise transfer any of its rights or obligations under this Agreement other than in connection with a transaction contemplated by Section 4.4(b).

(b) In the event that the Company shall at any time be party to a transaction or series of transactions pursuant to which all of the Common Stock shall be exchanged for equity securities in another entity, the Company agrees that the entity resulting from, or issuing securities in, such transaction or series of transactions shall be deemed the successor to the Company under this Agreement and shall assume all of the Company’s rights and obligations hereunder.

(c) Financial Statements. The Company shall furnish to each Investor that is a signatory to this Agreement on the date hereof and who has furnished to the Company a confidentiality agreement in form and substance reasonably satisfactory to the Company, the monthly and annual financial information required to be furnished pursuant to the Section 6.01(a)(i), (ii), and (iii) and Section 6.01(c)(i) of the Credit Agreement, dated January 22, 2008, among the Company and certain lenders named therein (the “Credit Agreement”), contemporaneously with the Company’s delivery of such information to the Agents (as defined in the Credit Agreement). The right to receive financial information pursuant to this Section 4.4(c) may not be sold, transferred or assigned to a third party including pursuant to a transfer of Registrable Securities or Warrants convertible into Registrable Securities. The provisions of this Section 4.4(c) shall terminate (i) with respect to any Investor at the time such Investor no longer holders Registrable Securities and (ii) at such time as the Company has become subject to the periodic filing requirements of the Exchange Act.

Section 4.5. Captions. The captions of this Agreement are included for convenience of reference only, do not constitute a part hereof and shall be disregarded in the construction hereof.

Section 4.6. Counterpart. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 4.7. Governing Laws; Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND OF ANY NEW YORK STATE COURT FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 4.8. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

Section 4.9. Representations and Warranties. (a) Each Investor represents and warrants that this Agreement has been duly authorized, executed and delivered by such Investor and constitutes the legally valid and binding obligation of such Investor, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general or by general principles of equity.

(b) The Company represents and warrants this Agreement has been duly authorized, executed and delivered by it and constitutes the legally valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights in general or by general principles of equity.

Section 4.10. No Conflicting Rights. The Company shall not, on or after the date hereof, grant any registration rights to any Person which by their terms are not subordinate to or pari passu with the registration rights granted to the Holders in this Agreement or which conflict with or impair the rights granted hereby.

Section 4.11. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive agreement and understanding of the parties hereto in respect of the subject matter contained herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GLOBAL POWER EQUIPMENT GROUP INC.

By:
	Name:	John M. Matheson
	Title:	President and Chief Executive Officer

Global Power Equipment Group Inc. 6120 South Yale Suite 1480 Tulsa, OK 74136 Attention: Candice L. Cheeseman Fax: (918) 274-2367 Email: ccheeseman@globalpower.com

[Signature Page to the Registration Rights Agreement]